                                                            Delaware Group
                                                             Delaware Fund

[Various photos demonstrating service and guidance, professional management and goals]

1997 Annual Report

For Total Return

DELAWARE
GROUP
--------

A Commitment To Our Investors

Delaware Group's investment tradition dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, Delaware Group's first mutual fund was established in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Group offers a full range of mutual funds. We also manage variable annuity investments, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
        Delaware manages $40 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $120 billion in assets.

A TRADITION OF SOUND INVESTING

[Photo of glasses, pen and keyboard]

total return

Delaware Fund's Objective
To seek a balance of capital appreciation, income and preservation of capital.

commitment

[Photo of illustration from Total Return Brochures]

------------------------------------------------------------------------------
November 5, 1997

Dear Shareholder:

Stock and bond markets both provided strong total returns during fiscal 1997, a year in which Delaware Fund outperformed its peers in the Lipper Balanced Fund Average.
        Delaware's oldest fund provided an above-average total return of +22.05% (capital change plus income based on net asset value for Class A shares) for the fiscal year ended October 31, 1997. This was nearly 300 basis points (3.0%) more than the average balanced fund.
        Your Fund holdings are a mix of stocks and bonds. We achieved compelling results with a stock portfolio of established companies that had superior earnings and dividend growth potential. This was complemented by holdings of U.S. government bonds, mortgage-related securities and high-quality corporate bonds.

Delaware Fund's fiscal 1997 total return was more than 300 basis points (3%) higher than the average balanced fund (for Class A shares at net asset value with distributions reinvested).

        During the year, our pharmaceutical and financial stock selections did particularly well. Rising bond prices and a focus on bond sectors with above-average income potential also helped augment the Fund's total return.
        History shows that a balanced approach to investing has provided strong total returns with a relatively low level of volatility. In fact, for the 15 years ended October 31, 1997 - one of the strongest periods of stock performance in the 20th Century - the returns provided by a 60% - 40% mix of large company stocks and bonds outpaced the returns available from stocks of small, rapidly growing companies, as illustrated on page 8.
        Delaware Fund boasts a record of longevity that spans nearly 60 years. During that time,we've witnessed many positive, long-term domestic and international developments that have paved the way for the ebullient returns enjoyed by many U.S. stock and bond market investors in the 1980s and 1990s.

                        1997 Annual Report       1

Average Annual Total Return
------------------------------------------------------------------------------
                                                         Average Annual
                             Aggregate Total Return       Total Return
                                12 Months Ended          10 Years Ended
                               October 31, 1997         October 31, 1997
------------------------------------------------------------------------------
Delaware Fund A Class              +22.05%                  +14.19%
------------------------------------------------------------------------------
Lehman Brothers Aggregate
 Bond Index                         +8.89%                   +9.25%
Standard & Poor's 500 Index        +32.20%                  +17.15%
Lipper Balanced Fund Average       +19.51% (343 funds)      +12.66% (44 funds)
------------------------------------------------------------------------------
Delaware Fund performance and that of Lipper Balanced Fund Average is based on net asset value without effect of a sales charge. Performance for all Fund classes can be found on page 9. The S&P 500 Index is an unmanaged benchmark of large company stocks while the Lehman Brothers Aggregate Bond Index is an unmanaged benchmark of investment grade U.S. fixed-income securities.

        Consider that when Delaware Fund first began operations in the spring of 1938, Japan was waging war in northern China and most countries in Southeast Asia were European colonies or feudal kingdoms. Back then the Dow Jones Industrial Average stood at less than 70 points, compared to 7442.08 on October 31, 1997.
        In the 1990s, the U.S. has enjoyed steady economic growth, the unemployment rate has fallen below 5% and inflation is half what it was a generation ago. Our federal government's budget deficit has declined to levels not seen since the late President Nixon was in office. We believe these long-term trends remain intact and will continue to have a positive effect on U.S. financial markets.
        Still, we see reason for caution as we approach the end of the millennium, especially after three years of exceptionally robust stock market returns. During fiscal 1997, stock market volatility returned to historical norms. In April and October, stock prices briefly dropped more than 10%, unnerving some short-term oriented investors. We believe such price fluctuations are likely to grow more numerous in the coming years, and that such times will present opportunities for patient and savvy investors.

research and discipline

                          2     1997 Annual Report

        Delaware Fund aims to provide a balance of current income, capital appreciation and principal preservation, and as such is more conservative than funds that invest solely in equities. The Fund is guided by two portfolio managers: George H. Burwell, who is responsible for stock selection and asset allocation, and Gary A. Reed, whose bond selection strategy tends to emphasize high quality corporate and mortgage-backed bonds.
        On the pages that follow, your Fund's management team describes the successes and pitfalls of the past year and provides an outlook for fiscal 1998. We look forward to reporting to you again in the spring, when Delaware Fund will mark its 60th anniversary.

Sincerely,


/s/ Wayne A. Stork
------------------
Wayne A. Stork
Chairman


/s/ Jeffrey J. Nick
-------------------------------------
Jeffrey J. Nick
President and Chief Executive Officer

a nearly 60-year record

------------------------------------------------------------------------------
New President and CEO

On October 13, 1997, Jeffrey J. Nick was named President and Chief Executive Officer of the Delaware Group of Funds. Mr. Nick has been CEO of Lincoln National Investment Companies, Delaware's indirect parent, since October 1996. He joined Lincoln National in April 1990, and from 1992 to 1996 he managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a bachelor's degree from Princeton University.
------------------------------------------------------------------------------

                         1997 annual report      3

[Photo of glasses, pen and keyboard]

Portfolio Managers' Review

Despite volatile market conditions, fiscal 1997 was a rewarding period for investors who could uncover undervalued stocks and make them the cornerstones of a growth and income-oriented portfolio.
        For much of the period, stocks of large, high profile companies tended to outperform the rest of the equity market, as investors focused on businesses with consistent earnings and stocks offering dividend growth potential. Your Fund successfully rode a wave of investor enthusiasm that lifted the prices of many pharmaceutical, banking, insurance and capital goods companies.
        But we also applied a strict value discipline that forced us to sell or reduce some of our positions in large multinational consumer companies such as Proctor & Gamble and SmithKline Beecham well before the wave broke in late October. By redeploying assets to stocks that met our value criteria, we preserved capital to a greater degree than our peers between August, when the stock market peaked, and the fiscal year's end.
        Bond investors faced a challenging environment amid shifting views about U.S. economic growth and consumer prices. On balance, however, fiscal 1997 was a good year for fixed-income securities. Bond prices generally rose and as of October 31, 1997, yields on intermediate-term U.S. Treasury securities were 30 to 40 basis points (0.30% to 0.40%) lower than a year earlier.
        In 1997, the Federal Reserve Board's monetary policy effectively tamed consumer inflation despite an economy that has enjoyed robust growth. Although the rate of joblessness in America was the lowest in a generation, the U.S. Consumer Price Index rose just 2.2% for the 12 months ended October 31, 1997, the smallest increase in years.

PORTFOLIO MIX
------------------------------------------------------------------------------
October 31, 1997

Consumer Growth Stocks                             11.3%
Corporate Bonds                                     8.2%
Technology Stocks                                   6.4%
Utility Stocks/REITS                                4.9%
Asset Backed Bonds                                  4.5%
Treasuries/Other Bonds/Cash                         4.0%
CMOs/Mortgage-Backed Bonds                         16.0%
Energy Stocks                                       3.2%
Capital Goods Stocks                               17.7%
Consumer Staples Stocks                            12.2%
Banks/Insurance Stocks                             11.6%

Asset Allocation
------------------------------------------------------------------------------
                          October 31, 1997               October 31, 1996
------------------------------------------------------------------------------
Stocks                          66.8%                           58.9%
Bonds                           32.2%                           34.4%
Cash                             1.09%                           6.7%
------------------------------------------------------------------------------
Beta*                            0.65                            0.66
SEC Yield**                      2.38%                           3.03%

 *A measure of risk relative to the S&P 500 Index. A number less than 1.0 means less historical price volatility than the index. A number higher than
  1.0 means more historical volatility.
**Thirty-day current yield for A Class shares measured according to Securities and Exchange Commission guidelines. Yields for B, C and Institutional Class shares were, respectively, 1.68%, 1.68% and 2.69% as of October 31, 1997.

                           4      1997 Annual Report

Strategic Positioning
During fiscal 1997, we used stock market weakness as an opportunity to boost the equity component of Delaware Fund from 58.9% to 66.8% of your Fund's net assets as of October 31, 1997. We also substantially reduced the Fund's cash position and bought companies with consistent earnings and dividend growth potential at what we considered attractive prices.

We are attracted to companies where we believe an effective restructuring is underway. Often we find value in industries that are consolidating and where competition is limited.

        We generally sold stocks that had appreciated to the point where the Fund's sell discipline was triggered. This happens when a stock's price relative to its earnings exceeds that of the overall market by more than 20%.
        In recent months, our research has led to what we believe are overlooked and misunderstood companies such as Rite Aid Corp., the drug store chain, W.R. Grace, which makes plastic food wrapping and Ralston-Purina, the pet food company. We are attracted to companies where we believe an effective restructuring is underway. Often we find value in industries that are consolidating and where competition is limited.
        Delaware Fund's weighting in bonds as of October 31, 1997, was slightly lower than a year earlier. We reduced our weighting in asset-backed securities and maintained an above-average position in mortgages. In the coming months, we may add to our weighting of so-called Yankee bonds - U.S. dollar bonds issued by established foreign companies, because we believe these bonds offer additional income potential and may be attractively priced amid increased international market volatility.

Delaware Fund's Stock Focus
Over time, investors tend to pay more for companies whose earnings and dividends are likely to grow at a steady rate, in our opinion. When we select stocks, we look for:
*  Value - attractive growth at discount prices;
*  Consistency - steady growth in a relatively stable industry;
* Cash flow - substantial resources to reinvest in the business or raise dividends;
*  Catalysts - improving operations or expansion through acquisition; and,

strategy

STOCK PORTFOLIO HIGHLIGHTS
------------------------------------------------------------------------------
                                       October 31, 1997       October 31, 1996
------------------------------------------------------------------------------
Median Market Capitalization             $5.7 billion           $4.1 billion
Number of Stocks                              56                     53
Average Stock Price-to-Earnings Ratio       16.9x                   15.1x
Top Sector                              Capital Goods         Consumer Growth
Stock Portfolio Annual Return              +29.91%*               +12.96%*

* For A Class shares with dividends and capital gains reinvested. P/E ratio based on analysts' earnings estimates as reported by First Call. For complete Fund performance, see page 9.

                          1997 Annual Report     5

* Undiscovered potential - the company's potential hasn't been recognized yet by the market.
        Compared to October 31, 1996, we've slightly increased our weighting in mid-cap companies, adding niche service companies such as Ecolab Inc., which provides sanitary services to the hospitality industry, and Masco Corp., a building supplies and faucet maker.
        During the year, we also reduced our weighting in health care stocks. Most performed well, with one important exception - Columbia/HCA Healthcare, the nation's largest hospital chain.
        The threat of antitrust or other legal actions can have a temporary negative effect on a stock that may present Delaware Fund's management with a buying opportunity. Unfortunately, regulatory problems can occasionally become so substantial for a company that they overwhelm other considerations. Such was the case with Columbia, whose billing practices were the subject of a federal probe in 1997. The company had been a top 10 holding as of mid-year, but as of year end was no longer in the Fund's portfolio. When Columbia's shares briefly rebounded during the second half, we sold our position at a modest loss.

Delaware Fund's Bond Focus
In fiscal 1997, Delaware Fund's bond component generally matched the duration of the Lehman Brothers Aggregate Bond Index, a broad and unmanaged benchmark of intermediate and long-term government, corporate and mortgage securities.
        Duration measures a bond's sensitivity to interest rates and indicates the likely change in a bond's price given a 1% movement in interest rates. A longer duration increases the chance an investment can appreciate in value when interest rates fall, as well as the possibility of principal loss when rates rise.
        When the bond market temporarily slumped in March after the Federal Reserve Board raised short-term interest rates, our primary focus on mortgage-related bonds helped preserve principal opportunities

BOND PORTFOLIO HIGHLIGHTS
------------------------------------------------------------------------------
                                    October 31, 1997        October 31, 1996
------------------------------------------------------------------------------
Average Effective Duration             4.7 years                 4.5 years
Average Effective Maturity             8.2 years                 7.8 years
Average Quality                           AA2                       AA1
Yield (Before Expenses)**                7.36%                     7.19%
Largest Sector Focus                   Mortgages                 Mortgages
Bond Portfolio Annual Return            +8.49%*                    +3.03%

 *Based on Class A shares at net asset value with income and capital gains reinvested. For complete Fund performance, see page 9.
**See page 4 for SEC yields.

                      6      1997 Annual report
because prices of these bonds did not decline as much as Treasuries. Conversely, during the second half of fiscal 1997, when interest rates fell, your Fund's bond portfolio experienced more modest price appreciation.

A strategy that provides high current income from bonds can help offset volatility in the Fund's equity portfolio.

        Given bond market volatility in the 1990s, we believe that reducing risk is of paramount importance. We generally refrain from making short-term asset allocation bets based on where we think interest rates are headed. In our opinion, a strategy that provides high current income from bonds can help offset stock market volatility on the Fund's equity portfolio.
        As of October 31, we had a greater percentage of mortgage-related securities than the Lehman Aggregate Index because these securities offered higher income potential than U.S. Treasuries. However, investing in mortgages carries the risk that homeowners will prepay their obligations if interest rates drop sharply.
        Your Fund's management seeks to mitigate refinancing risk by investing in older, more seasoned mortgages, mortgages issued when rates were lower and pools of mortgages with low loan balances. These tend to have a more attractive risk/reward profile than other mortgages. The table below shows how refinancing risk rises as interest rates fall.

Outlook
Despite volatile market conditions, we are still finding attractive values in stocks, especially among mid-size companies, and to a lesser extent, bonds. Our stock selections have generally benefited from a migration away from expensive "branded" growth stocks. As investors seek consistent earnings growth at reasonable prices, our leading positions look increasingly attractive. An added benefit is that most of the Fund's stocks have only a modest exposure to the effects of a dollar that has been strengthening in value relative to other currencies, a trend that may reduce earnings of multinational companies.
        Several of our leading positions are companies which have excellent core business franchises but still outlook

HOW INTEREST RATES AFFECT MORTGAGE PREPAYMENT RISK
------------------------------------------------------------------------------
If 10-Year U.S. Treasury notes yield...  6.75%   6.15%   5.95%   5.60%   5.25%
Mortgage rates are likely to be........  7.95%   7.45%   7.25%   6.95%   6.65%
------------------------------------------------------------------------------
Percentage of homeowners who may
find mortgage refinancing attractive...    16%     34%     41%     60%     70%
------------------------------------------------------------------------------

Mortgage rates shown above are an estimate of Federal Home Loan Mortgage Corp. average commitment rates for conventional 30-year fixed-rate First mortgages for a single-family home. Refinancing estimates are as of October 1997. As of October 31, 1997, a 10-year U.S. Treasury note yielded 5.87%.
Source: Bear Stearns

If bond yields fall substantially, refinancing of mortgages becomes attractive for many homeowners. The following chart shows the percentage of the mortgage securities market at risk of refinancing given various yield levels.

                          1997 Annual Report     7

[Photo of keyboard]

trade at what we believe are modest prices because of diversification mistakes made several years back. In fiscal 1998, we believe prices of these stocks relative to earnings can rise as investors come to realize that old problems have been corrected.
        In our opinion, if inflation remains low and demand for Treasury secur ities from both U.S. and overseas remains strong, long-term interest rates have the potential to decline in the months ahead, benefiting both stocks and bonds. However, we believe long-term rates will not fall significantly below 6% because:
* the U.S. economy remains too strong; and,
* the Federal Reserve is more likely than not to raise short-term rates if inflation concerns warrant monetary restraint.
        Short-term interest rate and stock price fluctuations will always be a facet of bond and equity investing. However, we believe that it is worth noting that during the past 15 years a mix of established stocks and bonds has outperformed small aggressive growth stocks.
        Volatility can often brew in markets where investors don't pay attention to risk or securities prices relative to fundamental measures of value. In the year ahead, we will constantly keep our eyes on the stove as we strive to achieve a smoother blend of income and capital appreciation with a balanced portfolio of stocks and bonds.

George H. Burwell
Vice President and
Senior Portfolio Manager
Equities

Gary A. Reed
Vice President and
Senior Portfolio Manager
Fixed-Income

November 5, 1997


KEEPING YOUR BALANCE MAKES SENSE
A BALANCED MIX OF STOCKS AND BONDS VS. SMALL AGGRESSIVE GROWTH STOCKS
------------------------------------------------------------------------------
PERFORMANCE OCTOBER 1982 TO OCTOBER 1997

                              60% S&P 500 Index/
                              40% Lehman Brothers        Wilshire Small Cap
                              Aggregate Bond Index          Growth Index

Nov. 1 '82                        $100,000                     $100,000
Oct. 31 '83                       $120,616                     $130,266
Oct. 31 '84                       $131,689                     $123,347
Oct. 31 '85                       $157,390                     $135,821
Oct. 31 '86                       $201,302                     $173,834
Oct. 31 '87                       $213,427                     $149,316
Oct. 31 '88                       $242,631                     $184,220
Oct. 31 '89                       $292,597                     $219,545
Oct. 31 '90                       $286,873                     $149,439
Oct. 31 '91                       $362,357                     $281,693
Oct. 31 '92                       $398,831                     $280,248
Oct. 29 '93                       $453,719                     $364,611
Oct. 31 '94                       $457,522                     $382,386
Oct. 31 '95                       $558,549                     $478,762
Oct. 31 '96                       $651,045                     $546,622
Oct. 31 '97                       $798,240                     $691,690

Past performance does not guarantee future results.
Source: CDA/Weisenberger

Since the fall of 1982, a balanced mix of stocks and bonds would have increased in value eight-fold, more than an investment in rapidly growing small companies.

                        8      1997 annual report

DELAWARE FUND'S 10-YEAR PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
------------------------------------------------------------------------------
NOVEMBER 1, 1987, TO OCTOBER 31, 1997
Delaware Fund A Class
$35,889
S&P 500 Index
$48,661
Lehman Brothers Aggregate Bond Index
$24,228
Lipper Balanced Fund Average (44 funds)
$32,225

                            Delaware Fund                S & P 500               Lipper Balanced                  Lehman Brothers
                               A Class                     Index             Fund Average (44 Funds)           Aggregate Bond Index
Index
Oct. 31 '87                    $ 9,527                    $10,000                    $10,000                          $10,000
Oct. 31 '88                    $11,531                    $11,480                    $11,368                          $11,146
Oct. 31 '89                    $14,029                    $14,522                    $13,262                          $12,472
Oct. 31 '90                    $13,584                    $13,425                    $12,672                          $13,256
Oct. 31 '91                    $16,887                    $17,922                    $16,122                          $15,352
Oct. 31 '92                    $18,976                    $19,707                    $17,611                          $16,863
Oct. 29 '93                    $21,235                    $22,651                    $20,222                          $18,885
Oct. 31 '94                    $21,616                    $23,527                    $20,080                          $18,171
Oct. 31 '95                    $25,131                    $29,748                    $23,713                          $21,016
Oct. 31 '96                    $29,171                    $36,916                    $27,206                          $22,241
Oct. 31 '97                    $35,889                    $48,661                    $32,510                          $24,228

Chart assumes $10,000 invested on October 31, 1987, and includes the effect of a 4.75% front-end sales charge and the reinvestment of all distributions. Performance of other classes of Delaware Fund will vary due to differing charges and expenses. Past performance does not guarantee future results.

Delaware Fund Performance
Average Annual Return Through October 31, 1997
------------------------------------------------------------------------------
                                Lifetime    Ten Years    Five Years   One Year
------------------------------------------------------------------------------
Class A (Est. 4/25/38)
    Excluding Sales Charge       +11.36%     +14.19%       +13.41%     +22.05%
    Including Sales Charge       +11.27%     +13.63%       +12.32%     +16.25%
------------------------------------------------------------------------------
Class B (Est. 9/6/94)
    Excluding Sales Charge       +15.85%                               +21.09%
    Including Sales Charge       +15.15%                               +17.09%
------------------------------------------------------------------------------
Class C (Est. 11/29/95)
    Excluding Sales Charge       +17.22%                               +21.07%
    Including Sales Charge       +17.22%                               +20.07%

Delaware Fund's return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. Returns reflect reinvestment of any distributions and any applicable sales charges as noted below. Performance excluding sales charge for B and C Classes assumes contingent sales charges either did not apply or the investment was not redeemed.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee of 0.30%.

Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee and a 1% contingent deferred sales charge if redeemed within 12 months of purchase.

The average annual total returns for the lifetime, 10-year, five-year and one-year periods ended October 31, 1997, for Delaware Fund's Institutional Class, were +11.37%, +14.28%, +13.61%, and +22.29%, respectively. The
Institutional Class was initially made available on November 9, 1992, and is available without sales or asset-based distribution charges only to certain eligible institutional accounts. Performance for the Institutional Class for periods prior to this date are based on Class A performance, adjusted to eliminate the sales charge, but not the asset-based distribution charge.

                         1997 annual report    9

DELAWARE FUND -
A Nearly 60 Year Track Record
With Above-Average Performance Since 1987

Growth of a $10,000 Investment 1938-1997
(highlight points)
1938 = Hitler takes over Czechoslovakia
1948 = Russia develops nuclear bombs
1958 = First Electronic Transistors
1962 = Cuban Missile Crisis
1968 = Martin Luther King assassinated
1978 = Inflation begins 3-year upward spiral
1988 = Savings & loan crisis begins
1997 = Currency woes along Pacific Rim


                              Delaware Fund           U.S. Consumer
                                 A Class          Price Index (Inflation)

May '38                          $   9,524             $ 10,000
Oct. '38                         $  10,634             $  9,949
Oct. '39                         $  11,191             $  9,949
Oct. '40                         $  11,256             $  9,949
Oct. '41                         $  11,731             $ 10,852
Oct. '42                         $  12,383             $ 11,819
Oct. '43                         $  16,359             $ 12,366
Oct. '44                         $  17,532             $ 12,583
Oct. '45                         $  24,368             $ 12,811
Oct. '46                         $  22,574             $ 14,784
Oct. '47                         $  23,194             $ 16,323
Oct. '48                         $  24,355             $ 17,316
Oct. '49                         $  24,222             $ 18,845
Oct. '50                         $  29,411             $ 17,443
Oct. '51                         $  35,366             $ 18,626
Oct. '52                         $  37,328             $ 18,982
Oct. '53                         $  38,786             $ 19,173
Oct. '54                         $  50,706             $ 18,995
Oct. '55                         $  62,613             $ 19,071
Oct. '56                         $  69,642             $ 19,542
Oct. '57                         $  64,270             $ 20,114
Oct. '58                         $  86,380             $ 20,547
Oct. '59                         $  99,962             $ 20,852
Oct. '60                         $  93,755             $ 21,132
Oct. '61                         $ 125,282             $ 21,300
Oct. '62                         $  99,018             $ 21,584
Oct. '63                         $ 130,363             $ 21,845
Oct. '64                         $ 155,517             $ 22,105
Oct. '65                         $ 191,593             $ 22,485
Oct. '66                         $ 197,441             $ 23,338
Oct. '67                         $ 271,930             $ 23,930
Oct. '68                         $ 318,404             $ 25,044

Delaware Fund: A Better-Than-Average Balance
Average Annual Returns Through October 31, 1997
------------------------------------------------------------------------------
                                  One         Three         Five         Ten
                                  Year        Years        Years         Years
------------------------------------------------------------------------------
Delaware Fund A Class           +22.05%      +18.10%     +13.41%       +14.19%
Lipper Balanced Fund Average    +19.51%      +17.63%     +13.27%       +12.66%

                            10    1997 Annual Report

With Distributions Reinvested = $5,749,418
Dividends = $2,298,969
Capital Gains and Principal = $3,450,448

                              Delaware Fund           U.S. Consumer
                                 A Class          Price Index (Inflation)


Oct. '69                       $   285,179              $  26,441
Oct. '70                       $   248,321              $  27,981
Oct. '71                       $   300,417              $  29,000
Oct. '72                       $   330,323              $  29,995
Oct. '73                       $   284,533              $  32,365
Oct. '74                       $   224,774              $  36,297
Oct. '75                       $   287,953              $  38,999
Oct. '76                       $   363,716              $  41,060
Oct. '77                       $   360,552              $  43,714
Oct. '78                       $   376,737              $  47,800
Oct. '79                       $   438,732              $  53,405
Oct. '80                       $   592,037              $  60,157
Oct. '81                       $   640,000              $  66,317
Oct. '82                       $   905,737              $  69,681
Oct. '83                       $ 1,069,337              $  71,696
Oct. '84                       $ 1,098,993              $  74,704
Oct. '85                       $ 1,323,952              $  77,121
Oct. '86                       $ 1,679,391              $  78,306
Oct. '87                       $ 1,525,882              $  81,813
Oct. '88                       $ 1,862,054              $  85,290
Oct. '89                       $ 2,265,456              $  89,122
Oct. '90                       $ 2,193,640              $  94,728
Oct. '91                       $ 2,727,087              $  97,495
Oct. '92                       $ 3,064,345              $ 100,617
Oct. '93                       $ 3,429,205              $ 103,386
Oct. '94                       $ 3,490,790              $ 106,081
Oct. '95                       $ 4,058,461              $ 109,061
Oct. '96                       $ 4,710,773              $ 112,325
Oct. '97                       $ 5,749,418              $ 114,668

It takes nearly $11.50 to buy what a dollar bought on the eve of World War II. A dollar invested in the Delaware Fund would have grown to nearly $575 during the same time.

All performance shown assumes reinvestment of distributions. Performance shown above includes sales charges while the chart to the left does not. There were 343, 217, 99 and 44 funds shown in the Lipper Balanced Fund Average for the one, three, five and 10-year periods ended October 31, 1997. In June 1998, Delaware Fund's prospectus was modified to reflect its current objective. Prior to that, the Fund generally sought but was not required to seek a balance of capital appreciation, income and preservation of capital.

Delaware Fund's return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future results.

See page 9 for Fund performance for all classes with sales charges. Performance of other classes of Delaware Fund differ from the above due to differing charges and expenses.

                           1997 annual report     11

Financial Statements
Delaware Group Equity Funds I, Inc. -
Delaware Fund
Statement of Net Assets
October 31, 1997

------------------------------------------------------------------------------------------
                                                             Number              Market
                                                           of Shares              Value
                                                      ------------------------------------
 COMMON STOCK - 66.83%
 Aerospace and Defense - 1.43%
 GenCorp ....................................               180,600           $ 4,413,413
 Lockheed Martin ............................                63,400             6,026,963
                                                                              -----------
                                                                               10,440,376
                                                                              -----------
 Automobiles & Auto Parts - 1.86%
 Danaher ....................................               249,000            13,648,313
                                                                              -----------
                                                                               13,648,313
                                                                              -----------
 Banking, Finance & Insurance - 11.57%
 American International Group ...............                77,950             7,955,772
*BB&T .......................................               112,900             6,145,994
 Chubb ......................................                88,700             5,876,375
*Equifax ....................................               356,700            11,079,994
 Federal National Mortgage ..................               245,600            11,896,250
 Nationwide Financial Services Class A ......               193,200             5,880,525
 PMI Group ..................................                85,000             5,137,188
 Provident ..................................               353,000            11,781,375
*SAFECO .....................................               170,800             8,129,012
*UNUM .......................................               221,900            10,817,625
                                                                              -----------
                                                                               84,700,110
                                                                              -----------
 Buildings & Materials - 4.99%
 Chicago Bridge and Iron ....................               181,000             3,201,438
 Foster Wheeler .............................               287,000             9,417,188
*Masco ......................................               545,200            23,920,650
                                                                              -----------
                                                                               36,539,276
                                                                              -----------
 Cable, Media & Publishing - 4.48%
*Banta ......................................               197,200             5,139,525
 Reynolds & Reynolds Class A ................               315,700             5,406,363
*Wallace Computer Services ..................               578,600            22,239,938
                                                                              -----------
                                                                               32,785,826
                                                                              -----------
 Chemicals - 2.19%
 Fuller (H.B.)  .............................                68,400             3,227,625
 Grace (W.R.)  ..............................               188,600            12,824,800
                                                                              -----------
                                                                               16,052,425
                                                                              -----------
 Computers & Technology - 1.42%
 Hewlett-Packard ............................               168,400            10,388,175
                                                                              -----------
                                                                               10,388,175
                                                                              -----------
 Electronics & Electrical - 2.80%
 Intel ......................................                93,900             7,233,234
 Rockwell International .....................                82,100             4,022,900
*Teleflex ...................................               248,600             9,260,350
                                                                              -----------
                                                                               20,516,484
                                                                              -----------
 Energy - 3.19%
*Kerr-McGee .................................               165,000            11,147,813
 Royal Dutch Petroleum-ADR ..................               105,200             5,536,150

---------------------------------------------------------------------------------------
                                                          Number              Market
                                                        of Shares              Value
                                                      ---------------------------------
 COMMON STOCK (Continued)
 ENERGY (Continued)
*Total S A-ADR ...........................               120,523           $ 6,689,027
                                                                           -----------
                                                                            23,372,990
                                                                           -----------
 Food, Beverage & Tobacco - 6.48%
 ConAgra .................................               622,400            18,749,800
 Philip Morris ...........................               360,800            14,296,700
 Ralston Purina Group ....................               134,600            12,080,350
 Universal Foods .........................                60,000             2,366,250
                                                                           -----------
                                                                            47,493,100
                                                                           -----------
 Healthcare & Pharmaceuticals - 4.29%
 American Home Products ..................               207,600            15,388,350
 Baxter International ....................                89,300             4,130,125
 Johnson & Johnson .......................               207,300            11,893,838
                                                                           -----------
                                                                            31,412,313
                                                                           -----------
 Real Estate - 3.35%
 D.R. Horton .............................                46,700               700,500
 Developers Diversified Realty ...........               121,100             4,783,450
*Health Care Property Investors ..........               116,300             4,463,013
*Nationwide Health Properties ............               229,800             5,184,863
 Sun Communities .........................               121,700             4,244,288
 Storage Trust Realty ....................                83,900             2,144,694
 Storage USA .............................                78,900             2,993,269
                                                                           -----------
                                                                            24,514,077
                                                                           -----------
 Retail - 5.74%
 May Department Stores ...................               129,200             6,960,650
 Rite Aid ................................               426,300            25,311,563
 Sherwin-Williams ........................               353,100             9,798,525
                                                                           -----------
                                                                            42,070,738
                                                                           -----------
 Telecommunications - 2.21%
 ALLTEL ..................................               224,600             7,945,225
 SBC Communications ......................               129,300             8,226,713
                                                                           -----------
                                                                            16,171,938
                                                                           -----------
 Textiles, Apparel & Furniture - 3.72%
 Ecolab ..................................               437,500            20,808,594
 Hillenbrand Industries ..................               151,000             6,455,250
                                                                           -----------
                                                                            27,263,844
                                                                           -----------
 Utilities - 1.56%
 CMS Energy ..............................               200,900             7,332,850
*Edison International ....................               160,000             4,100,000
                                                                           -----------
                                                                            11,432,850
                                                                           -----------
 Miscellaneous - 5.55%
 Pentair .................................               185,200             7,153,350
 Service International ...................               246,600             7,505,888

---------------------
Top 10 holdings, representing 25.88% of the net assets are in boldface.

                         12    1997 Annual Report

--------------------------------------------------------------------------------------------------------
                                                                        Number                 Market
                                                                      of Shares                 Value
                                                                    ------------------------------------
 COMMON STOCK (Continued)
 MISCELLANEOUS (Continued)
 Tompkins plc-ADR .......................................                174,000           $  3,588,750
*Tyco International .....................................                593,000             22,385,750
                                                                                           ------------
                                                                                             40,633,738
                                                                                           ------------
 Total Common Stock (cost $391,403,415) .................                                   489,436,573
                                                                                           ------------
 CONVERTIBLE PREFERRED STOCKS - 0.49%
 Freeport-McMoRan Copper & Gold 7.00% pfd cv ............                141,500              3,572,875
                                                                                           ------------
 Total Convertible Preferred Stocks
  (cost $3,349,547)  ....................................                                     3,572,875
                                                                                           ------------
                                                                       Principal
                                                                         Amount
 ASSET-BACKED SECURITIES - 4.53%
 ADVANTA Series 93-1 A2 5.95% 5/25/09 ...................           $    805,171                785,847
 American Finance Home Equity
  Series 94-2A1 6.95% 6/25/24 ...........................              1,201,350              1,205,554
  Series 92-5 A 7.20% 2/15/08 ...........................                357,435                361,510
  Series 92-1A 7.50% 3/15/07 ............................                435,899                439,255
  Series 91-1A 8.00% 7/25/06 ............................                307,564                313,715
 Case Equipment Loan Trust
  Series 95-B A3 6.15% 9/15/02 ..........................              3,016,453              3,026,709
 Countrywide Home Equity Loan
  Series 97-1 A4 6.95% 5/25/21 ..........................              3,475,000              3,524,410
 First Union Residential
  Securitization Trust
  Series 96-2 A2 6.46% 2/18/04 ..........................              4,855,000              4,871,689
 MetLife Capital Equipment Loan
  Trust Series
  97-A A 6.85% 5/20/08  .................................              2,865,000              2,932,327
 NationsCredit Grantor Trust
  Series 96-1 A 5.85% 9/15/11 ...........................              1,508,439              1,493,052
  Series 97-2 A1 6.35% 10/15/01 .........................              1,785,000              1,789,463
 Neiman Marcus Group Credit Card
  Master Trust
  Series 95-1A 7.60% 6/15/03 ............................                960,000                996,783
 Oakwood Mortgage Investors
  Series 97-C A3 6.65% 11/15/27 .........................              2,180,000              2,191,241
 The Money Store Home Equity Trust
  Series 97-A A9 7.235% 4/15/27 .........................              3,150,000              3,250,406
  Series 97-C AH5 6.59% 2/15/15 .........................              2,115,000              2,122,270
 UCFC Home Equity Loan
  Series 96-B1 A3 7.30% 4/15/14 .........................              3,835,000              3,891,375
                                                                                           ------------
 Total Asset-Backed Securities
  (cost $32,859,659)  ...................................                                    33,195,606
                                                                                           ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 10.67%
 Asset Securitization Corporation
  Series 96-D2 A1 6.92% 2/14/29 .........................              3,541,729              3,653,515
  Series 96-D3 A1B 7.21% 10/13/26 .......................              3,060,000              3,195,309
  Series 97-D4 A1A 7.35% 4/14/29 ........................              3,045,806              3,148,126
  Series 97-D5 A3 6.86% 2/14/41 .........................              3,215,000              3,246,647
 Chase Commercial Mortgage Securities
  Corporation
  Series 96-2 C 6.90% 11/19/06 ..........................              2,273,625              2,318,653

---------------------------------------------------------------------------------------------
                                                             Principal               Market
                                                               Amount                Value
                                                           ----------------------------------
 COLLATERALIZED MORTGAGE
  OBLIGATIONS (Continued
 Federal Home Loan Mortgage Corporation - GNMA
  Series 21 H 5.85% 1/25/19 ....................           $ 1,700,000           $ 1,680,188
 First Union-Lehman Brothers Commercial Mortgage
  Series 97-C1 A1 7.15% 2/18/04 ................             2,483,555             2,561,845
 GE Capital Mortgage Services
  Series 94-2 A3 5.40% 1/25/09 .................             2,359,239             2,347,651
 Lehman Large Loan
  Series 97-LLI A1 6.75% 6/12/04 ...............             3,300,000             3,377,344
 Merrill Lynch Mortgage Investors
  Series 97-C1 A1 6.95% 6/18/29 ................             2,069,840             2,121,263
 Mortgage Capital Funding
  Series 96-MD2 A1 6.758% 12/21/26 .............             2,145,093             2,172,577
  Series 96-MC2-C 7.224% 9/20/06 ...............             2,137,777             2,199,906
  Series 96-MC1 D 7.80% 4/15/06 ................             2,690,000             2,858,125
 Nomura Asset Securities
  Series 93-1 A1 6.68% 12/15/01 ................             3,600,208             3,650,273
  Series 96-MD5 A3 7.6369% 4/13/36 .............             3,300,000             3,536,156
 Norwest Asset Securities
  Series 97-1 A8 7.25% 2/25/12 .................             3,779,117             3,895,656
 Prudential Home Mortgage
  Series 93-61 A3 6.50% 12/25/08 ...............             3,485,000             3,511,976
 Residential Accredit Loans
  Series 97-QS1 A5 6.75% 2/25/27 ...............             3,218,000             3,232,079
  Series 97-QS1 A8 6.75% 2/25/27 ...............             2,355,589             2,343,995
  Series 97-QS4 A3 7.25% 5/25/27 ...............             2,925,000             2,963,391
  Series 96-QS3 A13 7.29% 6/25/26 ..............             1,770,000             1,792,125
  Series 95-QS1 A3 7.30% 6/25/21 ...............             1,540,000             1,560,453
  Series 96-QS2 A6 7.45% 4/25/23 ...............             3,345,000             3,411,377
  Series 97-QS6 A5 7.50% 6/25/12 ...............             4,521,308             4,726,180
  Series 97-QS3 A3 7.50% 4/25/27 ...............             5,265,000             5,356,315
 Residential Funding Mortgage Securities
  Series 96-S9 A10 7.25% 4/25/26 ...............             3,176,297             3,269,549
                                                                                 -----------
 Total Collateralized Mortgage Obligations
  (cost $76,191,309)  ..........................                                  78,130,674
                                                                                 -----------
 CORPORATE BONDS - 8.21%
 American General Institute 144A 7.57% 12/1/46 .             2,900,000             2,878,250
 Banco Santiago S.A. 7.00% 7/18/07 .............             1,855,000             1,790,075
 Barrick Gold 7.50% 5/1/07 .....................             3,900,000             4,124,250
 Celulosa Arauco 7.25% 6/11/98 .................             1,750,000             1,754,375
 Continental Airlines 6.80% 1/2/09 .............             1,940,000             1,954,317
 Credit Foncier de France 8.00% 1/14/02 ........             2,415,000             2,541,788
 Embotelladora Andina 7.00% 10/1/07 ............             3,000,000             2,910,000
 Federal Express 7.65% 1/15/14 .................             4,210,000             4,462,600
 Firstar Capital 8.32% 12/15/26 ................             2,300,000             2,469,625
*Great Western Financial 8.206% 2/1/27 .........             4,000,000             4,205,000
*Hutchison Whampoa Finance 6.95% 8/1/07 ........             1,900,000             1,762,250
 Kohls 6.70% 2/1/06  ...........................             2,900,000             2,900,000
 Lehman Brothers Holdings 6.89% 10/10/00 .......             3,865,000             3,927,806
 Lockheed Martin 6.75% 3/15/03 .................             2,445,000             2,487,787
 Lockheed Martin 7.65% 5/1/16 ..................             3,700,000             4,000,625
 May Department Stores 7.50% 6/1/15 ............             4,000,000             4,225,000
 Norfolk Southern 6.70% 5/1/00 .................             3,600,000             3,649,500

                             1997 Annual Report    13

-------------------------------------------------------------------------------------
                                                      Principal              Market
                                                       Amount                Value
                                                     --------------------------------
 CORPORATE BONDS (Continued)
 Petrozuata Finance 144A 8.22% 4/1/17 ...           $ 1,000,000           $ 1,046,250
 Summit Capital Trust 8.40% 3/15/27 .....             2,000,000             2,147,500
 Transwestern Pipeline 144A 7.55% 1/15/00             1,200,000             1,236,000
 Turner Broadcasting 8.375% 7/1/13 ......             3,350,000             3,672,437
                                                                          -----------
 Total Corporate Bonds
  (cost $58,592,398)  ...................                                  60,145,435
                                                                          -----------
 MORTGAGE-BACKED SECURITIES - 5.34%
 Federal Home Loan Mortgage Corporation
  6.00% 2/1/11  .........................             2,259,391             2,233,972
 Federal Home Loan Mortgage Corporation
  8.50% 9/1/08 to 6/14/14  ..............             1,962,040             2,044,560
 Federal National Mortgage Association
  7.00% 7/1/17  .........................             2,257,429             2,289,880
 Federal National Mortgage Association
  7.50% 2/1/27  .........................             3,055,282             3,124,026
 Federal National Mortgage Association
  8.00% 12/1/09 to 9/1/16  ..............             3,404,783             3,498,664
 Federal National Mortgage Association
  8.50% 11/1/09  ........................             1,617,219             1,682,413
 Federal National Mortgage Association
  9.50% 8/1/21 to 2/1/25  ...............             4,847,039             5,270,803
 Government National Mortgage Association
  6.50% 12/15/23 to11/1/27 ..............             5,608,467             5,557,778
 Government National Mortgage Association
  7.50% 5/15/23  ........................             3,791,413             3,879,089
 Government National Mortgage Association
  9.00% 1/15/20 to 11/15/21 .............             8,275,419             8,945,581
 Government National Mortgage Association
  9.50% 1/15/20  ........................               278,043               303,240
 Government National Mortgage Association
  10.00% 11/15/16 to 5/15/19 ............               216,368               238,411
 Government National Mortgage Association
  12.50% 12/15/10  ......................                45,537                53,307
                                                                          -----------
 Total Mortgage-Backed Securities
  (cost $38,205,078)  ...................                                  39,121,724
                                                                          -----------
 MUNICIPAL BONDS - 0.89%
 New York State Dorm Authority Revenue
  (Taxable Pension Obligations)
  6.23% 10/1/98  ........................             3,500,000             3,500,000
 Philadelphia, Pennsylvania Authority
  For Industrial Development
  Series 97 A 6.488% 6/18/04 ............             2,983,488             3,004,698
                                                                          -----------
 Total Municipal Bonds (cost $6,483,488)                                    6,504,698
                                                                          -----------
 U.S. TREASURY OBLIGATIONS - 2.06%
*U.S. Treasury Bond 6.25% 8/15/23 .......             3,450,000             3,458,384
*U.S. Treasury Bond 6.625% 2/15/27 ......             1,600,000             1,695,616
*U.S. Treasury Notes
  6.625% 3/31/02 to 5/15/07 .............             5,900,000             6,145,469
 U.S. Treasury Notes 6.375% 1/15/00 .....             3,200,000             3,248,992
 U.S. Treasury Notes 6.50% 5/15/05 ......               510,000               528,691
                                                                          -----------
 Total U.S. Treasury Obligations
  (cost $14,471,281)  ...................                                  15,077,152
                                                                          -----------

--------------------------------------------------------------------------------------------
                                                               Principal            Market
                                                                 Amount              Value
                                                            --------------------------------
 REPURCHASE AGREEMENTS - 0.99%
 With Chase Manhattan 5.65% 11/3/97
  (dated 10/31/97, collateralized by
  $2,574,000 U.S. Treasury Notes
  5.75% due 10/31/00, market
  value $2,577,064) .....................................    $   2,523,000     $   2,523,000
 With PaineWebber 5.65% 11/3/97
  (dated 10/31/97, collateralized by
  $2,399,000 U.S. Notes 5.125%
  due 2/28/98, market
  value $2,416,978) .....................................        2,367,000         2,367,000
 With Prudential Securities 5.65% 11/3/97
  (dated 10/31/97, collateralized by
  $2,385,000 U.S. Treasury Notes 5.875%
  due 2/28/99, market
  value $2,416,227) .....................................        2,367,000         2,367,000
                                                                               -------------
 Total Repurchase Agreements
  (cost $7,257,000)  ....................................                          7,257,000
                                                                               -------------
 TOTAL MARKET VALUE OF SECURITIES OWNED
  (cost $628,813,175) - 100.01%  ........................                      $ 732,441,737
 LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS - (0.01%) ................................                            (68,533)
 NET ASSETS APPLICABLE TO 31,895,404 SHARES
  ($1 PAR VALUE) OUTSTANDING - 100.00% ..................                      $ 732,373,204
                                                                               =============

 NET ASSET VALUE - DELAWARE FUND A CLASS
  ($554,448,340 / 24,154,955 SHARES)  ...................                             $22.95
                                                                                      ======
 NET ASSET VALUE - DELAWARE FUND B CLASS
  ($16,658,926 / 728,001 SHARES)  .......................                             $22.88
                                                                                      ======
 NET ASSET VALUE - DELAWARE FUND C CLASS
  ($8,090,196 / 353,768 SHARES)  ........................                             $22.87
                                                                                      ======
 NET ASSET VALUE - DELAWARE FUND INSTITUTIONAL CLASS
  ($153,175,742 / 6,658,680 SHARES)  ....................                             $23.00
                                                                                      ======

----------------
ADR - American Depository Receipt
*Securities on loan

 COMPONENTS OF NET ASSETS AT OCTOBER 31, 1997:
 Common stock, $1 par value, 200,000,000
  shares authorized to the Delaware Fund ................                      $ 543,312,073
 Undistributed net investment income ....................                          2,991,674
 Accumulated net realized gain on investments ...........                         82,440,895
 Net unrealized appreciation of investments .............                        103,628,562
                                                                               -------------
 Total net assets .......................................                      $ 732,373,204
                                                                               =============
 NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  DELAWARE FUND A CLASS
 Net asset value A Class (A)  ...........................                             $22.95
 Sales charge (4.75% of offering price, or 4.97%
  of amount invested per share) (B)  ....................                               1.14
                                                                                      ------
 Offering price .........................................                             $24.09
                                                                                      ======

-------------
(A)Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                            See accompanying notes

                           14    1997 Annual Report

Delaware Group Equity Funds I, Inc. -
Delaware Fund
Statement of Operations
Year Ended October 31, 1997
------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest .....................................           $ 16,658,635
Dividends ....................................              9,154,195           $ 25,812,830
                                                         ------------
EXPENSES:
Management fees ..............................              3,492,255
Distribution expense .........................              1,220,984
Dividend disbursing and transfer agent fees
 and expenses ................................              1,150,387
Accounting fees and salaries..................                296,277
Reports and statements to shareholders .......                103,525
Registration fees ............................                 73,346
Professional fees ............................                 43,917
Directors' fees ..............................                 17,236
Custodian fees ...............................                 10,500
Taxes other than taxes on income .............                  3,500
Other ........................................                 54,348              6,466,275
                                                         ------------           ------------

NET INVESTMENT INCOME ........................                                    19,346,555
                                                                                ------------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
Net realized gain from investment transactions                                    83,369,699
Net change in unrealized appreciation
 on investments during the period ............                                    30,998,183
                                                                                ------------
NET REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS .........................                                   114,367,882
                                                                                ------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ...................                                  $133,714,437
                                                                                ============

                            See accompanying notes

Delaware Group Equity Funds I, Inc. -
Delaware Fund
Statement of Changes in Net Assets

-----------------------------------------------------------------------------------------------
                                                           Year Ended              Year Ended
                                                              1997                    1996
                                                        ---------------------------------------
OPERATIONS:
Net investment income .......................           $  19,346,555            $  21,015,505
Net realized gain from investments
 transactions ...............................              83,369,699               56,652,521
Net change in unrealized appreciation on
 investments during the period ..............              30,998,183               14,064,318
                                                        -------------            -------------
Net increase in net assets resulting
 from operations ............................             133,714,437               91,732,344
                                                        -------------            -------------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
 Delaware Fund A Class ......................             (16,272,302)             (15,676,617)
 Delaware Fund B Class ......................                (261,292)                (124,247)
 Delaware Fund C Class ......................                (110,135)                 (23,243)
 Delaware Fund Institutional Class ..........              (4,590,915)              (4,004,834)
Net realized gain from security transactions:
 Delaware Fund A Class ......................             (44,815,558)             (26,400,790)
 Delaware Fund B Class ......................                (710,891)                (191,178)
 Delaware Fund C Class ......................                (217,176)                    (270)
 Delaware Fund Institutional Class ..........             (11,402,169)              (6,170,061)
                                                        -------------            -------------
                                                          (78,380,438)             (52,591,240)
                                                        -------------            -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Delaware Fund A Class ......................              41,923,741               21,859,484
 Delaware Fund B Class ......................              10,047,187                4,091,428
 Delaware Fund C Class ......................               6,084,168                2,098,384
 Delaware Fund Institutional Class ..........              29,047,615               32,320,993
Net asset value of shares issued
  upon reinvestment of dividends
  from net investment income and net
  realized gain on investment
  transactions:
 Delaware Fund A Class ......................              47,456,233               32,527,346
 Delaware Fund B Class ......................                 910,380                  302,927
 Delaware Fund C Class ......................                 315,208                   21,730
 Delaware Fund Institutional Class ..........              15,968,541               10,157,754
                                                        -------------            -------------
                                                          151,753,073              103,380,046
                                                        -------------            -------------
Cost of shares repurchased:
 Delaware Fund A Class ......................             (67,004,197)             (88,614,808)
 Delaware Fund B Class ......................              (2,119,134)              (1,269,060)
 Delaware Fund C Class ......................                (811,843)                (217,457)
 Delaware Fund Institutional Class ..........             (29,541,550)             (33,029,784)
                                                        -------------            -------------
                                                          (99,476,724)            (123,131,109)
                                                        -------------            -------------
Increase (decrease) in net assets
 derived from capital
 share transactions .........................              52,276,349              (19,751,063)
                                                        -------------            -------------
NET INCREASE IN NET ASSETS ..................             107,610,348               19,390,041

NET ASSETS:
Beginning of year ...........................             624,762,856              605,372,815
                                                        -------------            -------------
End of year .................................           $ 732,373,204            $ 624,762,856
                                                        =============            =============

                            See accompanying notes

                          1997 Annual Report     15

Delaware Group Equity Funds I, Inc. -
Delaware Fund
Financial Highlights
------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                                          Delaware Fund A Class
                                                                        -----------------------------------------------------------
                                                                                          Year Ended October 31,
                                                                            1997        1996        1995       1994        1993
Net asset value, beginning of period ................................   $21.260        $19.940     $18.000     $19.430      $18.720

Income from investment operations:
 Net investment income ..............................................     0.610          0.706       0.664       0.615        0.631
 Net realized and unrealized gain (loss) from investments ...........     3.680          2.349       2.156      (0.285)       1.509
                                                                        -------        -------     -------     -------      -------
Total from investment operations ....................................     4.290          3.055       2.820       0.330        2.140
                                                                        -------        -------     -------     -------      -------
Less dividends and distributions:
 Dividends from net investment income ...............................    (0.680)        (0.655)     (0.630)     (0.600)      (0.660)
 Distributions from net realized gain on investment transactions ....    (1.920)        (1.080)     (0.250)     (1.160)      (0.770)
                                                                        -------        -------     -------     -------      -------
Total dividends and distributions ...................................    (2.600)        (1.735)     (0.880)     (1.760)      (1.430)
                                                                        -------        -------     -------     -------      -------
Net asset value, end of period ......................................   $22.950        $21.260     $19.940     $18.000      $19.430
                                                                        =======        =======     =======     =======      =======

Total return(1) .....................................................     22.05%         16.07%      16.26%       1.80%       11.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted) .............................  $554,448       $490,150    $493,243    $456,074     $507,528
Ratio of expenses to average net assets .............................      0.97%          0.99%       0.97%       0.97%        0.89%
Ratio of net investment income to average net assets ................      2.83%          3.39%       3.55%       3.31%        3.27%
Portfolio turnover ..................................................        81%            92%         94%        142%         160%
Average commission rate paid(2) .....................................  $ 0.0600       $ 0.0600         N/A         N/A          N/A


1 Does not include maximum sales charge nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.
2 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                       16    1997 Annual Report

------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                     Delaware Fund B Class               Delaware Fund C Class
                                                               --------------------------------    --------------------------------
                                                                           Year Ended              9/6/94(1)     Year   11/29/95(1)
                                                                           October 31,                to        Ended        to
                                                                 1997         1996        1995     10/31/94   10/31/97    10/31/96
Net asset value, beginning of period ........................  $21.200      $19.900     $17.980     $18.340    $21.180     $20.500

Income from investment operations:
 Net investment income ......................................    0.452        0.525       0.567       0.070      0.460       0.583
 Net realized and unrealized gain (loss)
 from investments ...........................................    3.658        2.350       2.113      (0.280)     3.655       1.757
                                                               -------      -------     -------     -------    -------     -------
 Total from investment operations ...........................    4.110        2.875       2.680      (0.210)     4.115       2.340
                                                               -------      -------     -------     -------    -------     -------

Less dividends and distributions:
 Dividends from net investment income .......................   (0.510)      (0.495)     (0.510)     (0.150)    (0.505)     (0.580)
 Distributions from net realized gain on
 investment transactions ....................................   (1.920)      (1.080)     (0.250)       none     (1.920)     (1.080)
                                                               -------      -------     -------     -------    -------     -------
 Total dividends and distributions ..........................   (2.430)      (1.575)     (0.760)     (0.150)    (2.425)     (1.660)
                                                               -------      -------     -------     -------    -------     -------
Net asset value, end of period ..............................  $22.880      $21.200     $19.900     $17.980    $22.870     $21.180
                                                               =======      =======     =======     =======    =======     =======

Total return(2) .............................................    21.09%       15.15%      15.36%      (1.14%)    21.07%      12.13%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ....................  $16,659       $6,872      $3,383        $568     $8,090      $1,990
 Ratio of expenses to average net assets ....................     1.78%        1.80%       1.79%       1.81%      1.78%       1.80%
 Ratio of net investment income to average net assets .......     2.00%        2.58%       2.73%       2.47%      2.00%       2.58%
 Portfolio turnover .........................................       81%          92%         94%        142%        81%         92%
 Average commission rate paid(3) ............................  $0.0600      $0.0600         N/A         N/A    $0.0600     $0.0600

-------------------
1 Date of initial public offering; ratios have been annualized and total return has not been annualized.
2 Does not include contingent deferred sales charge which varies from 1%-4% depending upon the holding period for
  Delaware Fund B Class and C Class.
3 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                         1997 Annual Report    17

------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                        Delaware Fund Institutional Class
                                                                          -------------------------------------------------------
                                                                                     Year Ended                        11/9/92(1)
                                                                                     October 31,                           to
                                                                            1997        1996        1995       1994     10/31/93
Net asset value, beginning of period ...................................  $21.300     $19.980     $18.030    $19.460     $18.820

Income from investment operations:
 Net investment income .................................................    0.659       0.727       0.694      0.653       0.632
 Net realized and unrealized gain (loss) from investments ..............    3.681       2.363       2.166     (0.293)      1.438
                                                                          -------     -------     -------    -------     -------
 Total from investment operations ......................................    4.340       3.090       2.860      0.360       2.070
                                                                          -------     -------     -------    -------     -------
Less dividends and distributions:
 Dividends from net investment income ..................................   (0.720)     (0.690)     (0.660)    (0.630)     (0.660)
 Distributions from net realized gain on investment transactions .......   (1.920)     (1.080)     (0.250)    (1.160)     (0.770)
                                                                          -------     -------     -------    -------     -------
 Total dividends and distributions .....................................   (2.640)     (1.770)     (0.910)    (1.790)     (1.430)
                                                                          -------     -------     -------    -------     -------
Net asset value, end of period .........................................  $23.000     $21.300     $19.980    $18.030     $19.460
                                                                          =======     =======     =======    =======     =======

Total return ...........................................................    22.29%      16.25%      16.50%      1.96%      11.76%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ............................... $153,176    $125,751    $108,747    $93,990     $72,052
 Ratio of expenses to average net assets ...............................     0.78%       0.80%       0.79%      0.81%       0.77%
 Ratio of net investment income to average net assets ..................     3.00%       3.58%       3.73%      3.47%       3.39%
 Portfolio turnover ....................................................       81%         92%         94%       142%        160%
 Average commission rate paid(2) ....................................... $ 0.0600    $ 0.0600         N/A        N/A         N/A

------------------
1 Date of initial public offering; ratios and total return have been annualized.
2 Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.


                        1997 Annual Report     18

Delaware Group Equity Funds I, Inc.-
Delaware Fund
Notes to Financial Statements
October 31, 1997
------------------------------------------------------------------------------

Delaware Group Equity Funds I, Inc. - formerly known as Delaware Group Delaware Fund, Inc., is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Delaware Group Equity Funds I currently offers two Series, Delaware Fund (the "Fund") and Devon Fund. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Delaware Fund A Class carries a front-end sales charge of 4.75%. The Delaware Fund B Class carries a back-end sales charge. The Delaware Fund C Class carries a level load deferred sales charge and Delaware Fund Institutional Class has no sales charge. The Fund's objective is to seek a balance of capital appreciation, income and preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.60% on the first $100 million of average daily net assets of the Fund, 0.525% on the next $150 million, 0.50% on the next $250 million and 0.475% on the average daily net assets over $500 million, less fees paid to the Independent Directors. At October 31, 1997, The Fund had a liability for Investment Management fees and other expenses payable to DMC for $108,213.

The Fund has engaged Delaware Service Company, Inc. (DSC) and Delaware Investment & Retirement Services, Inc. (DIRSI), affiliates of DMC, to serve as dividend disbursing and transfer agent for the Fund. The Fund also engaged DSC to provide accounting services for the Fund. For the year ended October 31, 1997, the Fund expensed $1,150,387 for dividend disbursing and transfer agent services and $204,027 for accounting services.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class. For the year ended October 31, 1997, DDLP earned $94,082 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended October 31, 1997, the Fund made purchases of $456,756,100 and sales of $415,524,007 of investment securities other than U.S. government securities and temporary cash investments. During the year ended October 31, 1997, the Fund made purchases of $15,024,281 and sales of $16,249,484 of long term U.S. government securities.

At October 31, 1997, net unrealized appreciation for federal income tax purposes aggregated $103,624,812 of which $107,943,282 related to unrealized appreciation of securities and $4,318,470 related to unrealized depreciation of securities. At October 31, 1997 the aggregate cost of securities for federal income tax purposes was $628,816,925.

                       1997 Annual Report     19

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                  Year Ended        Year Ended
                                                     1997              1996
                                                  ----------       ----------
Shares sold:
 Delaware Fund A Class .....................       1,903,961        1,080,212
 Delaware Fund B Class .....................         459,520          201,616
 Delaware Fund C Class .....................         281,577          103,606
 Delaware Fund Institutional Class .........       1,328,118        1,580,497

Shares issued upon reinvestment of dividends
 from net investment income and net realized
 gains from security transactions:
 Delaware Fund A Class .....................       2,341,619        1,633,576
 Delaware Fund B Class .....................          44,725           15,187
 Delaware Fund C Class .....................          15,366            1,060
 Delaware Fund Institutional Class .........         786,052          509,546
                                                  ----------       ----------
                                                   7,160,938        5,125,300
                                                  ----------       ----------
Shares repurchased:
 Delaware Fund A Class .....................      (3,148,854)      (4,386,405)
 Delaware Fund B Class .....................        (100,425)         (62,659)
 Delaware Fund C Class .....................         (37,099)         (10,742)
 Delaware Fund Institutional Class .........      (1,359,503)      (1,629,980)
                                                  ----------       ----------
                                                  (4,645,881)      (6,089,786)

Net Increase (decrease)  ...................       2,515,057         (964,486)
                                                  ==========       ==========

5. Lines of Credit
The Fund has a committed line of credit for $24,300,000. No amount was outstanding at October 31, 1997, or at any time during the fiscal year.

6. Concentrations of Credit Risk
The Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Securities Lending
Security loans are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related cash collateral received at October 31, 1997, was $50,047,320 and $51,249,038, respectively.

Delaware Group Equity Funds I, Inc.-
Delaware Fund
Report of Independent Auditors
------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Delaware Group Equity Funds I, Inc. -
Delaware Fund

We have audited the accompanying statement of net assets of Delaware Group Equity Funds I, Inc. - Delaware Fund as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997, by corresp ondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds I, Inc. - Delaware Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                             Ernst & Young LLP

Philadelphia, Pennsylvania
December 4, 1997

                         20    1997 annual report

This annual report is for the information of Delaware Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors
Wayne A. Stork
Chairman
Delaware Group of Funds
Philadelphia, PA

Jeffrey J. Nick
President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
City Councilman
Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

David K. Downes
Executive Vice President, Chief Financial Officer and Chief Operating Officer Delaware Group of Funds
Philadelphia, PA

George M. Chamberlain, Jr.
Senior Vice President, Secretary
and General Counsel
Delaware Group of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

directors & officers

(insert Photo of Globes)

Investment Manager
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

This report must be preceded or accompanied by a current Delaware Fund prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions Representatives Only
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

Printed in the USA on
recycled paper

(360)
AR-002[10/97]TKO12/97

For Total Return

DELAWARE
GROUP
--------

(photo of globes)